UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 8, 2006
                                        ----------------
                        (Date of earliest event reported)


                               The Eastern Company
                               -------------------
             (Exact name of Registrant as specified in its charter)


        Connecticut                       0-599                 06-0330020
        -----------                       -----                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


112 Bridge Street, Naugatuck, Connecticut                    06770
-----------------------------------------                    -----
 (Address of principal executive offices)                 (Zip Code)


                                 (203) 729-2255
                                 --------------
                         (Registrant's telephone number,
                              including area code)




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Section 2 - Financial Information

         ITEM 2.02 - Results of Operations and Financial Condition

               Press Release dated February 8, 2006 announcing the full year and fourth quarter earnings for 2005 is attached hereto.


Section 7 - Regulation FD.

         ITEM 7.01 - Regulation FD Disclosure

               On February 8, 2006, The Eastern Company released the full year and fourth quarter of 2005 quarterly earnings. A copy of the Press Release dated February 8, 2006 announcing the full year and fourth quarter earnings for 2005 is attached hereto.


Section 9 - Financial Statements and Exhibits

         ITEM 9.01 - (d) Exhibits

               (99) Press Release  dated  February 8, 2006  announcing  the full year and fourth quarter earnings for 2005.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      The Eastern Company


Date:  February 8, 2006               By:  /s/John L. Sullivan III
       -----------------              ----------------------------
                                      John L. Sullivan III
                                      Vice President, Secretary & Treasurer